UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)

(305) 947-1664

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 of this Current Report on Form 8-K concerning the Indemnification Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2012, the Board of Directors (the “Board”) of Equity One, Inc., a Maryland corporation (the “Company”), appointed Ms. Galia Maor to serve as a director of the Company. Ms. Maor previously served as the president and chief executive officer of Bank Leumi le-Israel B.M. Group from 1995 until 2012, after serving as Deputy General Manager of Bank Leumi from 1991 to 1995. The Board has determined that Ms. Maor is independent under the rules of the New York Stock Exchange.

There are no arrangements or understandings between Ms. Maor and any other person pursuant to which Ms. Maor was appointed as a director of the Company.

As a non-employee director, Ms. Maor will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2012. Additionally, in connection with Ms. Maor’s appointment to the Board, the Company and Ms. Maor entered into an indemnification agreement (the “Indemnification Agreement”) in substantially the same form as the Company has entered into with each of its existing directors. The form of such Indemnification Agreement was previously filed by the Company as an exhibit to its Annual Report on Form 10-K filed with the SEC on February 29, 2012. The Indemnification Agreement supplements the Company’s Amended and Restated Articles of Incorporation, as amended, Amended and Restated Bylaws and Maryland law in providing certain indemnification rights to the indemnitee.

Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Ms. Maor was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: August 29, 2012	By:	/s/ Aaron Kitlowski
Aaron Kitlowski
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2012).